Execution Copy

FIRST AMENDMENT
TO
AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

This **FIRST AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT** is entered into as of November 16, 2021 (the "Amendment Date"), by and between SLVH LLC, a Delaware limited liability company (the "SLVH Member"), and Gaucho Ventures I - Las Vegas LLC, a Delaware limited liability company (the "Gaucho Member") in respect of LVH Holdings LLC (the "Company"), a Delaware limited liability company.

WHEREAS, the SLVH Member and the Gaucho Member entered into that certain Amended and Restated Limited Liability Company Agreement of the Company dated June 16, 2021 (the "Existing Agreement");

WHEREAS, as of the Amendment Date, the SLVH Member and the Gaucho Member comprise all of the Unitholders (as defined in the Existing Agreement) of the Company;

WHEREAS, the Ground Lease (as defined below) has been fully executed and delivered;

WHEREAS, prior to the Amendment Date, the Gaucho Member has made the following Capital Contributions to the Company, in cash: the initial Capital Contribution of $1,000,000 pursuant to Section 3.1 of the Existing Agreement; the First Additional Capital Contribution (as defined in the Existing Agreement) of $2,500,000; and the Second Additional Capital Contribution (as defined in the Existing Agreement and as such definition is modified by this Amendment) of $3,500,000; and

WHEREAS, the SLVH Member and Gaucho Member desire to amend the Existing Agreement to modify the number, amount and timing of Additional Gaucho Contributions (as defined in the Existing Agreement and as such definition is modified by this Amendment), and as otherwise set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the SLVH Member and the Gaucho Member agree as follows:

1. **Defined Terms.** Each capitalized term used but not defined in this Amendment has the meaning assigned to it in the Existing Agreement. Section 1.1 of the Existing Agreement is hereby modified by inserting the following defined terms in lieu of those set forth in the Existing Agreement:

"Amendment Date" means November 16, 2021.

"Ground Lease" means [redacted]

"Ground Lease Execution Date" means September 15, 2021.

"<u>JDA Date</u>" means the earlier of (i) the full execution and delivery by Landlord and Tenant of the JDA (as defined in the Ground Lease), and (ii) the date, if any, that the termination rights under Section 47.2 of the Ground Lease are irrevocably waived by Landlord and Tenant without the Ground Lease being terminated.

"<u>Landlord</u>" means [redacted]

"<u>Tenant</u>" means LVH Property LLC, a Delaware limited liability company.

2. **<u>Execution of Ground Lease</u>**. On or about the Ground Lease Execution Date, Tenant, which is a wholly owned subsidiary of the Company, executed and delivered the Ground Lease. For purposes of the Existing Agreement, the parties agree to treat the execution of the Ground Lease as if the following steps occurred on the Ground Lease Execution Date in the following order: (i) the SLVH Member formed Tenant as a wholly owned subsidiary of the SLVH Member, (ii) Tenant and Landlord executed and delivered the Ground Lease, and (iii) the SLVH Member assigned all of the membership interests in Tenant to the Company in full satisfaction of its obligation to contribute the Ground Lease to the Company in accordance with Section 3.3(a) of the Existing Agreement.

3. **<u>Current Capitalization Table</u>.** As of the Amendment Date, the Schedule of Unitholders is set forth below:

<u>Unitholder</u>	**<u>Units</u>**	**<u>Pro Rata Percentage</u>**
SLVH Member	[redacted]	[redacted]
Gaucho Member	396	[redacted]

4. **<u>Amendment of Section 3.3</u>.** Section 3.3(a) through (d), inclusive, of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

Section 3.3 **<u>Additional Contributions</u>.**

(a) Additional SLVH Contributions.

(i) Prior to the Amendment Date, the SLVH Member contributed the Ground Lease and the HMA LOI (to the extent the HMA LOI has been executed by such date) to the Company or its Subsidiary, by customary instruments of assignment and assumption. Upon such contribution, (i) the SLVH Member was credited with making a Capital Contribution of [redacted] (i.e. the Members agree that such contributed property has a Gross Asset Value equal to such amount), and (ii) the SLVH Member was issued [redacted] Additional Units, and the Schedule of Unitholders was updated by Manager accordingly.

(b) Additional Gaucho Contributions.

(i) Prior to the Amendment Date, the Gaucho Member made an additional Capital Contribution to the Company, in cash, in the amount of exactly Two Million Five Hundred Dollars ($2,500,000.00) (the "First Additional Gaucho Contribution"). Upon such First Additional Gaucho Contribution, the Gaucho Member was issued 141.4 Additional Units, and the Schedule of Unitholders was updated by Manager accordingly.

(ii) On or before the Amendment Date, the Gaucho Member has made an additional Capital Contribution to the Company, in cash, in the amount of exactly Three Million Five Hundred Thousand Dollars ($3,500,000.00) (the "Second Additional Gaucho Contribution"). Upon such Second Additional Gaucho Contribution, the Gaucho Member was issued 198 Additional Units, and the Schedule of Unitholders was updated by Manager accordingly.

(iii) On or before the Third Outside Date (as defined below), the Gaucho Member shall make an additional Capital Contribution to the Company, in cash, in the amount of exactly Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) (the "Third Additional Gaucho Contribution"). The "Third Outside Date" means the date that is thirty (30) days after the JDA Date. If and only if the Gaucho Member timely makes the entire Third Additional Gaucho Contribution, then the Gaucho Member shall be issued 707.1 Additional Units, and the Schedule of Unitholders shall be updated by Manager accordingly.

(iv) On or before the Fourth Outside Date (as defined below), the Gaucho Member shall make an additional Capital Contribution to the Company, in cash, in the amount of exactly Ten Million Dollars ($10,000,000.00) (the "Fourth Additional Gaucho Contribution"). The "Fourth Outside Date" means the date that is ninety (90) days after the Third Outside Date. If and only if the Gaucho Member timely makes the entire Fourth Additional Gaucho Contribution, then the Gaucho Member shall be issued 565.7 Additional Units, and the Schedule of Unitholders shall be updated by Manager accordingly.

(v) On or before the Fifth Outside Date (as defined below), the Gaucho Member shall make an additional Capital Contribution to the Company, in cash, in the amount of exactly Five Million Five Hundred Thousand Dollars ($5,500,000.00) (the "Fifth Additional Gaucho Contribution" and, together with the Third Additional Gaucho Contribution and the Fourth Additional Gaucho Contribution, the "Additional Gaucho Contributions"). The "Fifth

Outside Date" means the date that is ninety (90) days after the Fourth Outside Date. The term "Outside Date" means the Third Outside Date, the Fourth Outside Date or the Fifth Outside Date, as applicable. If and only if the Gaucho Member timely makes the entire Fifth Additional Gaucho Contribution, then the Gaucho Member shall be issued 311.2 Additional Units, and the Schedule of Unitholders shall be updated by Manager accordingly.

(vi) If and only if the Gaucho Member timely makes each of the Additional Gaucho Contributions in their entirety on or prior to the applicable Outside Date, then (x) the Gaucho Member shall have the additional rights set forth in Section 3.9, and (y) Section 3.3(e) and Section 3.8 shall apply as set forth therein. Notwithstanding anything to the contrary contained herein, if the Gaucho Member does not timely make any of the Additional Gaucho Contributions on or before the applicable Outside Date, Section 3.9, Section 3.3(e) and Section 3.8 shall be null and void for all purposes, and the Gaucho Member shall be a passive investor in the Company with no rights except as expressly required by applicable law.

(c) Historic and Sample Interim Pro Rata Percentages.

(i) The number of Units and the Pro Rata Percentage held by each Unitholder after the First Additional Gaucho Contribution in accordance with Section 3.3(b)(i), but before the additional Capital Contribution of the Ground Lease by the SLVH Member in accordance with Section 3.3(a) and before the Second Additional Gaucho Contribution and the subsequent Additional Gaucho Contributions, was as follows:

Unitholder	**Units**	**Pro Rata Percentage**
SLVH Member	[redacted]	[redacted]
Gaucho Member	198	[redacted]

(ii) The number of Units and the Pro Rata Percentage held by each Unitholder after the additional Capital Contribution of the Ground Lease by the SLVH Member in accordance with Section 3.3(a) and after the First Additional Gaucho Contribution in accordance with Section 3.3(b)(i), but before the Second Additional Gaucho

Contribution and the subsequent Additional Gaucho Contributions, was as follows:

Unitholder	Units	Pro Rata Percentage
SLVH Member	[redacted]	[redacted]
Gaucho Member	198	[redacted]

(iii) The number of Units and the Pro Rata Percentage held by each Unitholder after the Second Additional Capital Contribution in accordance with Section 3.3(b)(ii), but before the Third Additional Gaucho Contribution and the subsequent Additional Gaucho Contributions, shall be as follows:

Unitholder	Units	Pro Rata Percentage
SLVH Member	[redacted]	[redacted]
Gaucho Member	396	[redacted]

(iv) The number of Units and the Pro Rata Percentage held by each Unitholder after the Third Additional Capital Contribution in accordance with Section 3.3(b)(iii), but before the Fourth Additional Gaucho Contribution and the Fifth Additional Gaucho Contribution, shall be as follows:

Unitholder	Units	Pro Rata Percentage
SLVH Member	[redacted]	[redacted]
Gaucho Member	1103.1	[redacted]

(v) The number of Units and the Pro Rata Percentage held by each Unitholder after the Fourth Additional Capital Contribution in accordance with Section 3.3(b)(iv), but before the Fifth Additional Gaucho Contribution, shall be as follows:

Unitholder	Units	Pro Rata Percentage
SLVH Member	[redacted]	[redacted]
Gaucho Member	1,668.8	[redacted]

(d) If each of the Additional Gaucho Contributions is timely made in accordance with Section 3.3(b) on or prior to the applicable Outside Date, then the number of Units and the Pro Rata Percentage held by each Unitholder immediately after the Fifth Additional Gaucho Contribution shall be as follows:

Unitholder	**Units**	**Pro Rata Percentage**
SLVH Member	[redacted]	[redacted]
Gaucho Member	1,980	[redacted]

5. **Ratification.** Except as expressly amended by this Amendment, the Existing Agreement is hereby ratified and confirmed and is in full force and effect. From and after the Amendment Date, the phrase "this Agreement" in the Existing Agreement shall be deemed to be a reference to the Existing Agreement as amended by this Amendment.

6. **Counterparts**. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any counterpart or other signature hereupon delivered by facsimile or other electronic delivery method shall be deemed for all purposes as constituting good and valid execution and delivery of this Amendment by such party.

[signatures on following pages]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

SLVH LLC, a Delaware limited liability company

[redacted]

GAUCHO VENTURES I – LAS VEGAS, LLC,
a Delaware limited liability company

By: Gaucho Group Holdings, Inc., its sole member

By:__________________________________
Name:________________________________
Title: ________________________________